UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2014

Commission File Number: 333-194047

Eteris B.V.

(Exact name of registrant as specified in charter)

The Netherlands	Not Applicable
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

Kerkenbos 1015, Unit C, 6546 BB Nijmegen, The Netherlands	+81-3-5561-7000
(Address of Principal Executive Offices, Including Zip Code)	(Registrant’s Telephone Number, Including Area Code)

TEL-APPLIED HOLDINGS B.V.

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 8, 2014, TEL-Applied Holdings B.V. (the “Company”) amended its Articles of Association to change its name to Eteris B.V. The name change is being made in connection with the proposed business combination between Applied Materials, Inc., a Delaware corporation, and Tokyo Electron Limited, a Japanese corporation (kabushiki kaisha) (“TEL”). TEL, the sole shareholder of the Company, authorized the amendment by written resolution. The full text of the Company’s Deed of Amendment of the Articles of Association is attached hereto as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information under Item 5.03 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Deed of Amendment of the Articles of Association of Eteris B.V.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eteris B.V.

Date: July 8, 2014	By:	/s/ Tetsuro Higashi
Tetsuro Higashi
Managing Director
(Principal Executive Officer and Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

3.1	Deed of Amendment of the Articles of Association of Eteris B.V.